UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 29, 2005



                              EAGLE BROADBAND, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)



                                      TEXAS
                                      -----
                 (State or other jurisdiction of incorporation)



                001-15649                                760494995
                ---------                                ---------
         (Commission File Number)           (I.R.S. Employer Identification No.)



                 101 Courageous Drive, League City, Texas 77573
                 ----------------------------------------------
          (Address of principal executive offices, including zip code)




                                 (281) 538-6000
                                 --------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act. |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act. |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act.
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     On April 29, 2005, Eagle Broadband, Inc. (the "Company") received a letter from the American Stock Exchange ("AMEX") advising of non-compliance with
Section 301: Agreement to List Additional Securities, of the AMEX Company Guide (the "Company Guide") and Section 132 (e): Listing Agreements, Additional Information, requesting the Company furnish to AMEX information in support of its three Listing of Additional Shares applications previously submitted to the AMEX as required by Section 306: Exhibits to Be Filed With Additional Listing Applications.

     The Company has been working closely with the AMEX to fully satisfy the request for additional documentation and believes it has provided all the requested information required to fully comply with the AMEX request. The Company will provide any additional information and take any action requested by the AMEX to ensure the Company is in full compliance with any and all AMEX requirements.

     On May 5, 2005, the Company issued a press release announcing its receipt of the letter from AMEX. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.


Item 9.01.   Financial Statements and Exhibits

       (a)     Financial Statements of Business Acquired.

               Inapplicable.

       (b)     Pro Forma Financial Information.

               Inapplicable.

       (c)     Exhibits

       Exhibit Number            Exhibit Description
       --------------            -------------------

       99.1 Press Release dated May 5, 2005, announcing the Company's receipt of a letter from AMEX.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           EAGLE BROADBAND, INC.



                                           By: /s/ DAVID MICEK
                                           -------------------
                                           President and Chief Executive Officer




DATE: May 5, 2005

                                  EXHIBIT INDEX
                                  -------------

     Exhibit Number          Exhibit Description
     --------------          -------------------

     99.1 Press Release dated May 5, 2005, announcing the Company's receipt of a letter from AMEX.